BLACKROCK FUNDS IV

BlackRock Global Long/Short Credit Fund

(the “Fund”)

Supplement dated October 1, 2018 to the

Statement of Additional Information (“SAI”) of the Fund, dated August 10, 2018

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers — Fund Ownership” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Predecessor Fund beneficially owned by the portfolio managers as of May 31, 2018.

Portfolio Manager	Dollar Range of Equity Securities in the Predecessor Fund Beneficially Owned
Joshua Tarnow	Over $1 Million
Jose Aguilar	$10,001-$50,000
Stephen Gough	$10,001-$50,000
Carly Wilson	$50,001-$100,000

*    *    *

Shareholders should retain this Supplement for future reference.

SAIIV-GLSC-1018SUP